Chase Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-5

Section 7.3 Indenture                               Distribution Date: 4/15/2005
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(i)   Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

      Amount of the distribution allocable to the principal on the
      Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)  Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                      2,104,900.00
             Class B Note Interest Requirement                        191,080.56
             Class C Note Interest Requirement                        291,400.00
                       Total                                        2,587,380.56

      Amount of the distribution allocable to the interest on the
      Notes per $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                           2.50583
             Class B Note Interest Requirement                           2.72972
             Class C Note Interest Requirement                           3.23778

(iii) Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                          840,000,000
             Class B Note Principal Balance                           70,000,000
             Class C Note Principal Balance                           90,000,000

(iv)  Amount on deposit in Owner Trust Spread Account              10,000,000.00

(v)   Required Owner Trust Spread Account Amount                   10,000,000.00


                                        By:
                                                -------------------------------
                                        Name:   Patricia M. Garvey
                                        Title:  Vice President